Barclay’s 2013 CEO Energy-Power Conference William A. Von Hoene Senior Executive Vice President and Chief Strategy Officer Exelon Corporation September 11, 2013 Exhibit 99.1

Cautionary Statements Regarding Forward Looking Information

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison
Company, PECO Energy Company, Baltimore Gas and Electric Company and Exelon
Generation Company, LLC (Registrants) include those factors discussed herein, as well as the items discussed in (1)  Exelon’s 2012 Annual Report on Form 10-K in (a)
ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of
Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements
and Supplementary Data: Note 19; (2) Exelon’s Second Quarter 2013 Quarterly
Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part
1, Financial Information, ITEM 2. Management’s Discussion and Analysis of
Financial Condition and Results of Operations and (c) Part I, Financial Information,
ITEM 1. Financial Statements: Note 18; and (3) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
Barclay’s CEO Energy-Power Conference 2013

Exelon Overview
Power Generation
Constellation ComEd, PECO & BGE
Competitive Business
Regulated Business
Exelon is one of the largest competitive integrated energy companies in the U.S.
•
One of the largest merchant
fleets in the nation (~35 GW of
capacity)
•
One of the largest and best
managed nuclear fleets in the
world (~19 GW)
•
Significant gas generation
capacity (~10 GW)
•
Renewable portfolio (~1.5 GW),
mostly contracted
•
Leading competitive energy
provider in the U.S.
•
Customer-facing business, with
~1.1 M competitive customers
and large wholesale business
•
Top-notch portfolio and risk
management capabilities
•
Extensive suite of products
including Load Response and
Distributed Solar
•
One of the largest electric and
gas distribution companies in
the nation (~6.6 M customers)
•
Diversified across three utility
jurisdictions – Illinois, Maryland
and Pennsylvania
•
Significant investments in
Smart Grid technologies
•
Transmission infrastructure
improvement at utilities
Exelon Generation
Exelon Utilities
Barclay’s CEO Energy-Power Conference 2013

Substantial presence across the value chain
Exelon is one of the largest competitive integrated energy companies in the U.S. with a balanced national presence.  This unique and metrics-focused platform enables us to invest and drive growth in both our competitive and regulated businesses
Operational
Excellence
Regulatory
Advocacy
Opportunistic
Growth &
Investment
Financial
Discipline
We create value through our core competencies
Barclay’s CEO Energy-Power Conference 2013 3
One of the largest competitive integrated energy companies in the U.S., with a balance sheet that affords us investment opportunities like few others in the sector
Coast-to-coast presence with operations in 47 states, the District of Columbia and Canada gives us a unique platform to identify targeted investments
Exelon’s Diverse Portfolio Provides Options for Creating Value and
Leveraging Our Core Competencies
Fuels
Renewable
Generation
Electric &
Gas
Utilities
Retail
Conventional
Generation
Beyond The
Meter

Challenges Facing Exelon
Trends Power and Gas Prices
PJM RPM Capacity Prices ($/MW-Day)
4 Barclay’s CEO Energy-Power Conference 2013
•
Shale gas production has increased to 24% of
gas market
•
Natural gas prices fallen 54% since 2008
•
Power prices have fallen 44% since 2008
•
Low PJM capacity prices: $119/MW-Day in
EMAAC, $59/MW-Day in RTO in 16/17
•
Load growth remains modest
$10
$8
$6
$4
$0
$70
$60
$50
$40
$0
NG-NYMEX (1)
PJM-W
$119
$167
$137
$245
$140
$110
$174
$59
$136
$126
$28
$16
$110
$174
16/17 15/16 14/15 13/14 12/13 11/12 10/11
RTO EMAAC
2017/18E 2016/17E 2015/16E 2014/15E 2013/14E 2012/13 2011/12
PJM RTO w/o EKPC, DEOK & ATSI
Planning Year
Year-over-Year
1. Commodity data is as of 8/31/13. Natural gas represents NYMEX settled and forecasted data.
2006 2008
2010 2012 2014 2016
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
Trends Power and Gas Prices
PJM RPM Capacity Prices ($/MW-Day) Low Load Growth

Exelon’s Response to These Challenges
In response to these challenges, we are:
•
Investing in our Utilities to achieve a stable return and
earnings growth
•
Focusing on operational excellence and cost management
•
Positioning our portfolio to take advantage of our belief in the market upside
•
Advocating for policies that support competitive markets and bring value to our customers, communities and shareholders
•
Identifying additional investment opportunities that would
create value in this market environment
5 Barclay’s CEO Energy-Power Conference 2013

Investment in Utilities Provides Stable Rate Base Growth
During Challenging Times
2013E Long-Term Target
Equity Ratio ~50% ~53% (3)
Earned ROE 7-8%
2013E Long-Term Target
Equity Ratio ~46% ~53% (1)
Earned ROE 8 -9%
Investing $13.5 billion of growth capital in the utilities targeting rate base growth of 5-6% annually
Based on 30-yr.
US Treasury (2)
(Rate base $ in billions)
$1.1
$0.7
$1.1
2012
$5.1
$3.3
$0.7
$5.9
$3.9
2015E
$1.3
$0.7
$1.2
2013E
$5.3
$3.5
2014E
$5.7
$3.8
$0.7
Electric Distribution
Electric Transmission
Gas Delivery
$2.1
$7.6
$2.7
2014E
$8.7
$7.1
$2.3
2013E
$9.4
$6.6
$10.3
$6.4
2015E
$8.5
$2.1
2012
Transmission
Distribution
$5.1
$3.2
$0.6
$0.7
$1.1
$1.2
2013E
$3.0
2014E
$0.6
$1.0
$2.8
2012
$5.3
2015E
$1.2
$3.3
$0.8
Electric Distribution
Gas Delivery
Electric Transmission
10%
2013E
Long-Term Target
Equity Ratio ~55% ~53%
Earned ROE
11.5 –
12.5%
10%
Barclay’s CEO Energy-Power Conference 2013
$4.4
$4.7
All rate base amounts are presented as year-end rate base.
(1)
Exelon Utilities sets first quartile goals. The timing of the achievement of each goal will depend upon specific jurisdictional nuances to each company and how they impact the desired structure. The current distribution equity ratio for ComEd is ~46% and ComEd will
look to grow this ratio over time.   Currently, ComEd's Transmission capital ratio is limited to
55%.
(2)
Earned ROE will reflect the weighted average of 11.5% allowed transmission ROE and distribution ROE resulting from 30-year Treasury plus 580 basis points for each calendar year.
(3)
Per MDPSC merger commitment, BGE is precluded from paying dividends through
2014. Per MDPSC orders, BGE cannot pay out a dividend to its parent company if said dividend would cause BGE’s equity ratio to fall below 48% or if BGE is downgraded by two of three rating agencies.

Focus on Operations and Cost Management
Barclay’s CEO Energy-Power Conference 2013
Operational Excellence
•
On track to obtain $305 million in
merger synergies by the end of the
year.  On track to meet $550
million target in 2014
•
Reduced 2013 ExGen O&M by
$100 million; targeting  O&M
reduction in 2014 and 2015 that
will result in a flat CAGR at ExGen
•
Expected annual synergies of $50-
$75 million total from CENG
operating agreement
Cost Management
•
History of top quartile Nuclear
operating performance:
•
Best ever first quarter generation
output and fourth best ever
nuclear capacity factor of 96.4%
in Q1
•
95% capacity factor for first 6
months of 2013
•
Management model recognized
worldwide
•
CENG: Further improve operations
through integrating CENG plants
into Exelon fleet

Manage Portfolio to Reflect Our Market View
Barclay’s CEO Energy-Power Conference 2013
Fundamental View vs. Market - 2015
Coal Fired Gen-BRA Offers
(1)
(GW)
1. Estimated based on PY 16/17 PJM Base Residual Auction (BRA) Results.  Includes imports. For comparability, PJM geographical additions included by adding initial BRA offered and cleared quantities to previous years.
16/17
59
15/16
59
14/15
65
13/14
67
Cleared
Uncleared
$60
$55
$50
$45
$40
$35
$15
1Q13 3Q12 1Q12 3Q11 1Q11
Market PJMW
Fundamental View PJMW
Market NiHub
Fundamental View NiHub
•
Fundamental forecast shows disconnect in forward heat rates
•
Still expect more than 20 GW of coal plant retirements in PJM by 2015
•
Other potential drivers of market upside not included in our assumptions include;
— Planned resources in recent PJM capacity auction not available for delivery
— Different dispatch profile of PJM’s supply stack could drive price volatility
— Changes in load, gas demand, bidding behavior, PJM rules etc.
Executing a hedging strategy of behind ratable to take advantage of our market view
49
54
56
65
2

5
10

Actively Engage in Policy Discussions to Enhance Value
9 Barclay’s CEO Energy-Power Conference 2013
PJM:
•
Engaged in Stakeholder
process regarding PJM
reliance on planned
resources
•
Minimum Offer Price
Rule (MOPR) Reform
•
Demand Response
Reforms
ERCOT:
•
Resource adequacy
New England:
•
Energy and capacity
market reforms
RGGI:
•
New Model Rule
Subsidies:
•
Leading voice against
extension of the
Production Tax Credit
and other electric
generation subsidies
EPA Regulations:
•
Mercury and Air Toxics
Standards (MATS)
•
Greenhouse gases
(new and existing
sources)
•
316(b)
Oppose Subsidized
Generation:
•
IL: Opposed Taylorsville
Energy Project Subsidy
legislation that was
defeated
•
MA: Opposed Footprint
Power Subsidy legislation
Market Policy
Federal Policy
State Policy
Infrastructure & Ratemaking
Improvements:
•
IL: Energy Infrastructure
and Modernization
Legislation (Senate Bill 9)
•
MD/PA: Policies to speed
recovery for gas and
infrastructure investments

Pursue Growth Through Opportunistic Investments
Barclay’s CEO Energy-Power Conference 2013
•
In addition to intrinsic growth, continue to pursue
opportunities that create value for Exelon
•
Target opportunities that:
•
Expand our portfolio in desirable markets
•
Provide synergy opportunities by optimizing and streamlining operations
•
Types of investments may include:
•
Conventional and/or renewable generation assets
•
Both contracted or merchant at the right price in the right location
•
Regulated assets

Our Company and Our Value Proposition

•
We believe in clean energy and competitive markets
•
Our management model for fleet operations is world renowned
•
We have an industry leading retail and wholesale platform and portfolio management expertise
•
We have a proven track record of operational excellence and
investments in growth
•
We are focused on value return to shareholders
•
Sustainable dividend
•
Pursuing opportunities for earnings growth via driving business efficiencies, opportunistic growth and intrinsic investment
•
Unparalleled upside to commodity price recovery
Barclay’s CEO Energy-Power Conference 2013